SECOND AMENDMENT TO THE

RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 4, 2013, is entered into by and among the following parties:

(i)	MOOG RECEIVABLES LLC, a Delaware limited liability company, as Seller;

(ii)	MOOG INC., an New York corporation, as Servicer;

(iii)	PNC BANK, NATIONAL ASSOCIATION, as Administrator; and

(iv)	MARKET STREET FUNDING LLC, a Delaware limited liability company, as the Issuer.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

The parties hereto have entered into a Receivables Purchase Agreement, dated as of March 5, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”) and desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a)         Clause (a) of the definition of “Dilution Ratio” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

(a) the Dilution for such Fiscal Month, by

(b)         The definition of “Dilution Volatility Component” set forth in Exhibit I to the Receivables Purchase Agreement is amended by replacing the number “two” where it appears in clauses (a)(i) and (b)(i) thereof with the number “three”.

(c)         The definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is amended as follows:

(i)         clause (r) thereof is replaced in its entirety with the following:

(r) that is not a Moog Component Group Receivable, unless and until such time, if any, that the Administrator has received such information and reports with respect to Moog Component Group Receivables, in form and substance satisfactory to the Administrator, as the Administrator has requested from the Seller or the Servicer.

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(ii)         the paragraph immediately following existing clause (r) thereof is deleted in its entirety.

(d)         The definition of “Excluded Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Excluded Receivable” means any Receivable (a) that is a Moog Component Group Receivable, unless and until such time, if any, that the Seller or the Servicer has notified the Administrator in writing that Moog Component Group Receivables shall no longer be “Excluded Receivables”, (b) of Berkeley Process Control, a business division or group of Moog, (c) owing by Moog or any Subsidiary of Moog or (d) that has been or is generated by a business (i) all or substantially all the assets of which are acquired by any Originator or (ii) that is merged into any Originator, in either case, after the date of this Agreement (any such business described in clause (i) and (ii), being a “New Business”); provided, however, if any Receivable of a New Business is being accounted for or has been at any time accounted for together with the other Receivables of any Originator (and not with a separate division marker) under the MBS Accounting System (as such system may be modified or replaced from time to time), such Receivable is not an “Excluded Receivable”.

(e)         The definition of “Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is amended by replacing the date “March 4, 2013” where it appears therein with the date “March 3, 2014”.

(f)         The defined term “________ Receivables” and the definition thereof are deleted in their entirety from Exhibit I to the Receivables Purchase Agreement.

(g)         The following defined terms and definitions thereof are added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:

“Dilution” means, with respect to any Fiscal Month, the aggregate amount of Collections deemed to have been received by Seller pursuant to Section 1.4(e)(i) of the Agreement during such Fiscal Month excluding any such deemed Collections on Dilution Excluded Receivables.

“Dilution Excluded Receivable” means, from time to time, any Receivable for which each of the following criteria have been satisfied: (i) the Seller, the Servicer or any Originator has sent a credit memo to, or entered into any other agreement or arrangement with, the related Obligor, the effect of which is to cancel the related invoice or bill sent to the related Obligor with respect to such Receivable, (ii) the amount set forth in such cancelled invoice or bill with respect to such Receivable has been earned by the related Originator, remains owing by such Obligor and no portion thereof is the subject of any asserted dispute, offset, hold back defense, Adverse Claim or other claim, (iii) the Seller has been deemed to have received a Collection on such Receivable as a result of cancelling such invoice or bill in accordance with Section 1.4(e)(i) of the Agreement and (iv) the Administrator, in its sole discretion, has (x) consented in writing to the Seller and the Servicer classifying a Receivable of such Obligor meeting the foregoing criteria as a “Dilution Excluded Receivable” (which written consent may be sent by electronic mail) and (y) not subsequently revoked such consent in writing.

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“Moog Component Group Receivable” means any Receivable generated by Moog Component Group, a business division or group of Moog.

(h)         The following new clause (x) is hereby added to Section 1 of Exhibit III to the Receivables Purchase Agreement immediately following existing clause (w) thereof:

(x) The amount of Dilution included in the calculation of Dilution Ratio for each Fiscal Month has been computed in accordance with the definitions of “Dilution” and “Dilution Excluded Receivable” (and each respective term incorporated therein) and no Obligor with respect to any Dilution Excluded Receivable has asserted any dispute, offset, hold back defense, Adverse Claim or other claim with respect to such Dilution Excluded Receivable.

(i)         The following new clause (r) is hereby added to Section 2 of Exhibit III to the Receivables Purchase Agreement immediately following existing clause (q) thereof:

(r) The amount of Dilution included in the calculation of Dilution Ratio for each Fiscal Month has been computed in accordance with the definitions of “Dilution” and “Dilution Excluded Receivable” (and each respective term incorporated therein) and no Obligor with respect to any Dilution Excluded Receivable has asserted any dispute, offset, hold back defense, Adverse Claim or other claim with respect to such Dilution Excluded Receivable.

(j)         Clause (g)(ii)(C) of Exhibit V to the Receivables Purchase Agreement is amended by replacing the percentage “2.5%” where it appears therein with the percentage “5.0%”.

SECTION 2.         Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator and the Issuer, as follows:

(a)         Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)         Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

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(c)         No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event.

(d)         Dilution Excluded Receivable. As of the date hereof, the Subject Receivable (as defined below) satisfies each of the first three clauses of the definition of “Dilution Excluded Receivable”, as such term is defined in this Amendment.

SECTION 3.         Acknowledgement and Agreement. The Servicer hereby notifies each of the other parties hereto that (i) on or about September 20, 2012, Moog originated a Receivable, the Obligor of which was _____________________________ and the Outstanding Balance thereof on such date of origination was approximately $6,939,560 (such Receivable, the “Subject Receivable”) and (ii) Moog voided such Subject Receivable on or about November 27, 2012, which after giving effect to such voiding, the Outstanding Balance of the Subject Receivable was zero. The Administrator hereby consents to classifying the Subject Receivable as a Dilution Excluded Receivable. Each of the parties hereto hereby acknowledge and agree that the Subject Receivable shall constitute a Dilution Excluded Receivable for all purposes of the Receivables Purchase Agreement.

SECTION 4.         Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5.         Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrator’s receipt of counterparts hereto duly executed by each of the parties hereto.

SECTION 6.         Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.

SECTION 7.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 8.         GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9.         Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 10.        Reaffirmation of Performance Guaranty. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and Moog hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MOOG RECEIVABLES LLC,
as Seller

By:	/s/ Timothy P. Balkin
Name:	Timothy P. Balkin
Title:	Vice President

MOOG INC.,
individually and as Servicer

By:	/s/ Timothy P. Balkin
Name:	Timothy P. Balkin
Title:	Treasurer and Group Vice President

Second Amendment to the

Receivables Purchase Agreement

(Moog Receivables LLC)

S-1

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William Falcon
Name:	William Falcon
Title:	Vice President

Second Amendment to the

Receivables Purchase Agreement

(Moog Receivables LLC)

S-2

MARKET STREET FUNDING LLC,
as the Issuer

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Second Amendment to the

Receivables Purchase Agreement

(Moog Receivables LLC)

S-3